CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) - USD ($) $ in Thousands	3 Months Ended
	Mar. 31, 2021	Mar. 31, 2020
Condensed Consolidated Statements Of Comprehensive Income
Net income (loss)	$ (6,719)	$ (7,874)
Other comprehensive income (loss):
Change in unrealized gains (losses) on investments	106	85
Less: tax provision (benefit) related to change in unrealized gains (losses) on investments	0	0
Other comprehensive income (loss)	106	85
Comprehensive income (loss)	$ (6,613)	$ (7,789)